2003 Guidance January 7, 2003 1

Safe Harbor Statement This presentation contains statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release include the intent, belief or current expectations of management with respect to current operating trends and TROV's future financial performance and operating results [a] for the year 2002 regarding earnings per diluted share and litigation; and [b] for and during the year 2003, including: [1] the forecast of earnings per diluted share and the effective tax rate for the Company; [2] the forecast of the revenue, expenses and pretax income for the Company and its reporting segments; [3] the forecast of sales of new lives, attrition of existing lives, installations of new lives, and contracts for the Healthcare segment; [4] the forecast of sales information and key indicators for the Property & Casualty segment; [5] the forecast of sales information for the Software segment; and [6] the forecast of the effect of the loss of the UnitedHealth Group subrogation business. Forward-looking statements in this release also include the assumptions on which such statements are based. Prospective investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward- looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated in this release include, but are not limited to: the Company's lack of operating history in the property and casualty market, the ability of TROV to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, TROV's ability to retain significant clients, TROV's ability to manage growth, changes in laws and government regulations applicable to TROV, and changes in the historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of TROV's financial results and all risks inherent in the development, introduction and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this release can be found in TROV's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2001, as amended by Exhibit 99.2 to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002. 2

2003 Guidance: Revenue, Pretax & Earnings 3

2003 Revenue Forecast Revenue Range (In millions) * This forecast constitutes forward-looking information. 4

Effect of Loss of UHG Subro Business - Facts & Assumptions Service on 6.7 MM lives terminated before 2003 Service on 6.1 MM lives to be terminated in 2003 Service retained on 1.8 MM UHG lives Effective fee on terminated UHG Lives: 26.3% By '07 95% of terminated UHG business runs-off This constitutes forward-looking information. 5

Run-off of Terminated UHG Business - Revenue & Gross Margin 2002 2003 2004 2005 2006 2007 Revenue 17 11.6 7.2 4.2 2.2 1.1 Gross Margin 8.8 6 3.7 2.2 1.1 0.6 In millions This constitutes forward-looking information. 6

2003 Pretax Income Forecast Pretax Range (In millions) This forecast constitutes forward-looking information. 7

2003 Corporate Expenses Forecast Pretax Range (In millions) This forecast constitutes forward-looking information. 8

2003 Tax Rate 2003 2002 Effective tax rate: 40.0% 38.3% Increase due to exhaustion of R&E credits This constitutes forward-looking information. 9

2003 Earnings Guidance Q1: $0.18 +- Q2 : $0.19 +- Q3: $0.20 +- Q4: $0.21 +- Year 2003: $0.72 - $0.84 This forecast constitutes forward-looking information. EPS Forecast 10

2003 Earnings Guidance Primary Risks to achieving 2003 EPS forecast Timing of sales to identified prospects Sales to unidentified prospects Pricing pressures - Healthcare recovery services Adverse changes in healthcare payment system Adverse legislation or litigation results This constitutes forward-looking information. 11

2002 Litigation Scorecard: Reported Lawsuits 2 cases resolved - dismissed or settled 2 cases appealed by Plaintiffs 1 case reversed & remanded for further review 2 cases in discovery - no material rulings 1 new case - filed in California; based on ERISA This constitutes forward-looking information. 12

2003 Earnings Guidance Opportunities to improve on 2003 EPS forecast Timing of sales Market acceptance of new products Increase operating leverage through outsourcing This constitutes forward-looking information. 13

2003 Guidance: Sales, Key Indicators & Strategy 14

Healthcare Recovery Services - 2003 Forecasted New Lives This forecast constitutes forward-looking information. (Lives in millions) Excludes Eliminations of Cross-Sold Lives 15 New Lives Sold Attrition Net New Lives Net Installed Lives

2002 Sales Developments - Significant New Contracts 2 new Overpayments Contracts: 2.3 MM lives 1 new Provider Bill Audit Contract: 3.9 MM lives TOTAL 6.2 MM lives This constitutes forward-looking information. Note: These lives will be reported as sold in 2002 16

Healthcare Recovery Services - Physician Audit 2003 Results: ($0.01) EPS 4 - 6 New contracts by year-end: 3 - 5 new manual contracts 1 new electronic contract This constitutes forward-looking information. 17

2003 Troveris Sales Healthcare subrogation clients: 3 to 5 new contracts by year-end Activity-based pricing Credits against services purchased 2 P&C subrogation clients by year-end No revenue contribution in 2003 This constitutes forward-looking information. 18

2003 TransPaC Key Indicators YE Backlog : $55.0 MM to $65.0 MM Recoveries: $10.0 MM to $13.0 MM Effective Fee Rate: 22% to 24% This constitutes forward-looking information. 19

TROV: An Undervalued Opportunity Leader in healthcare claims recoveries New market opportunities Profitable new products Cash flow strategy 20